                                                                       EXHIBIT 4


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

          [NUMBER]                                                   [SHARES]
           [ATG]                                                      [   ]

       COMMON STOCK                                               COMMON STOCK
     Par Value $5.00                                            Par Value $5.00


                               AGL RESOURCES INC.
                                                        CUSIP 001204 10 6
                                                        SEE REVERSE FOR CERTALLY DEFINITIONS

This Certificate is      THIS CERTIFIES THAT
Transferable to
Boston, Mass.,
New York, N.Y. or
Winston-Salem, N.C.


Incorporated Under
the Laws of the State
of Georgia

                         IS THE OWNER OF

                                          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                         AGL Resources Inc., transferrable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
                             Witness the fascimile seal of the Corporation and the fascimile signatures of its duly authorized officers.



[SEAL]                   Dated:

                                /s/ Melanie McGee Platt           [LOGO] AGL Resources Inc.          /s/ David L. Jones

                                  Corporate Secretary                                                     President


Countersigned and Registered
WACHOVIA BANK OF NORTH CAROLINA, N.A.
(Winston-Salem, N.C.)

Transfer Agent and Registrar

Authorized Signature


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
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between AGL Resources Inc., a Georgia Corporation, and Wachovia Bank of North Carolina, N.A., a North Carolina corporation, dated as of March 6, 1996 as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the prinicipal executive offices of AGL Resources Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. AGL Resouces Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request thereof. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as definded in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.



                              AGL RESOURCES INC.


        THE CORPORATION WILL FURNISH TO THE HOLDER HEREOF UPON REQUEST IN WRITING AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS, AND THE VARIATIONS IN RELATIVE RIGHTS AND PREFERENCES, OF EACH CLASS OF STOCK OR SERIES THEREOF WHICH THE CORPORATION IS AUTHORIZED TO ISSUE, TOGETHER WITH THE AUTHORITY OF THE BOARD OF DIRECTORS OR SHAREHOLDERS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT CLASSES AND SERIES.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
       TEN COM - as tenants in common                UNIF GIFT MIN ACT..........Custodian...........
       TEN ENT - as tenants by the entireties                           (Cust)            (Minor)
       JT TEN  - as joint tenants with right of                        under Uniform Gifts to Minors
                 survivorship and not as tenants                       Act...........................
                 in common                                                        (State)

                      Additional abbreviations may also be used though not in the above list

        For value received...............................hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]..............................................................


 ....................................................................................................
      Please print or typewrite name and address including postal zip code of assignee


 ....................................................................................................


 ............................................................................................. Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint.............................................................................................


 ....................................................................................................
Attorney to transfer the said stock on the books to the within-named Corporation with full power of substitution in the premises.


Dated:.............................................

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